Exhibit 10.44

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Agreement”) is made as of December 10, 2015, by CAMBIUM LEARNING GROUP, INC., a Delaware corporation (“Holdings”), and the parties listed on the signature pages hereto (together with Holdings, collectively, the “Guarantors” and each, a “Guarantor”) in favor of Webster Bank, N.A., as administrative agent (the “Administrative Agent”) for itself and the other lending institutions (collectively, the “Lenders”) which are or may become parties to the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings indirectly owns all of the issued and outstanding capital stock of Cambium Learning, Inc., a Delaware corporation (the “Borrower”);

WHEREAS, each Guarantor (other than Holdings) is a direct or indirect Subsidiary of Holdings;

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition having the respective meanings ascribed to them in the Credit Agreement, unless the context clearly requires otherwise), the Lenders have agreed to make loans and extend certain other financial accommodations to the Borrower;

WHEREAS, the obligations of the Lenders to enter into the Credit Agreement, and the obligations of the Lenders to make such loans and extend such other financial accommodations to the Borrower, are subject to the condition, among others, that the Guarantors execute and deliver this Agreement; and

WHEREAS, each of the Guarantors acknowledges that it will derive substantial direct and indirect financial and other benefits from such loans and other financial accommodations from time to time made or extended or to be made or extended by the Lenders to the Borrower pursuant to the Credit Agreement and the other Loan Documents, and accordingly, each Guarantor desires to enter into this Agreement;

NOW, THEREFORE, in consideration of the willingness of the Lenders to make such loans and extend such other financial accommodations to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor hereby agrees, jointly and severally, as follows:

1.Guaranteed Obligations.  Each Guarantor does hereby irrevocably, unconditionally guarantee, as primary obligor and not merely as surety, the due and punctual payment and performance by each Loan Party of the Obligations (collectively, the “Guaranteed Obligations”).

2.Payment and/or Performance Under Guaranty.  Upon failure by any Loan Party punctually to pay or perform any Guaranteed Obligation when due (whether at maturity, at a date fixed for any payment or prepayment thereof or upon acceleration or otherwise), after the expiration of any applicable grace period, the Administrative Agent may make written demand upon any Guarantor for the full payment and/or performance of such Guaranteed Obligation, and each Guarantor binds and obliges itself to make such payment and/or performance forthwith upon such demand.

EACH GUARANTOR ACKNOWLEDGES THAT ALL GUARANTEED OBLIGATIONS SHALL BE, TO THE FULLEST EXTENT PERMISSIBLE UNDER ANY LAW NOW OR HEREAFTER APPLICABLE HERETO, CONCLUSIVELY PRESUMED TO HAVE BEEN CREATED IN RELIANCE ON THIS AGREEMENT.

3.Limitation of Guaranty.  Any term or provision of this Agreement or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount for which any Guarantor shall be liable hereunder shall not exceed the maximum amount for which such  Guarantor can be liable without rendering this Agreement or any other Loan Document, as it relates to such Guarantor, subject to avoidance under applicable Law relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Section 548 of title 11 of the United States Code or any applicable provisions of comparable Law) (collectively, “Fraudulent Transfer Laws”).  Any analysis of the provisions of this Agreement for purposes of Fraudulent Transfer Laws shall take into account the right of contribution established herein and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under this Agreement.

4.Waiver of Demands, Notices, Diligence, Etc.  Each Guarantor hereby assents to all of the terms and conditions of the Guaranteed Obligations and, until the Guaranteed Obligations have been paid in full (other than contingent obligations not then due and payable), waives, to the extent permitted by applicable Law, the following:

(a)each of:

(i)demand for the payment of the principal of any Guaranteed Obligation or of any claim for interest or any part thereof (other than the demand provided for in Section 2 hereof);

(ii)notice of (A) the occurrence of a default or an event of default and (B) any forbearance or waiver by any Secured Party of any Guaranteed Obligation;

(iii)protest of the nonpayment of the principal of any Guaranteed Obligation or of any claim for interest or any part thereof;

(iv)notice of presentment, demand (other than the demand provided for in Section 2 hereof) and protest;

(v)notice of any indulgences or extensions granted to any Loan Party or any successor to a Loan Party or any Person which shall have assumed the obligations of a Loan Party;

(vi)any requirement of diligence or promptness on the part of any Secured Party in the enforcement of any of its rights under the provisions of any Guaranteed Obligation or this Agreement;

(vii)any enforcement of any Guaranteed Obligation;

(viii)any right which any Guarantor might have to require the Secured Parties to marshall or proceed against any other guarantor of the Guaranteed Obligations or to realize on any Collateral therefor; and

(ix)any and all notices of every kind and description which may be required to be given by any Law in any jurisdiction;

(b)all rights and benefits under any applicable Law purporting to reduce any Guarantor’s obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in any other respect more burdensome than that of the principal;

(c)the benefit of any statute of limitations affecting the Guaranteed Obligations or any Guarantor’s liabilities hereunder or under any other Law now or hereafter applicable hereto;

(d)any rights, defenses and other benefits that any Guarantor may have by reason of (i) any failure of any Secured Party to hold a commercially reasonable public or private foreclosure sale or to otherwise comply with applicable Law in connection with a disposition of any collateral for the Guaranteed Obligations; (ii) any election of remedies made by any Secured Party under the Uniform Commercial Code, as adopted in New York or in any other state in which Collateral may be located or whose Laws are otherwise deemed to govern the terms of this Agreement; or (iii) any protection afforded pursuant to the anti-deficiency or similar other Laws of New York, any other state in which Collateral may be located or any other state which limits or discharges the Loan Parties’ indebtedness or purports to limit the amount of any deficiency judgment; and

(e)any rights, defenses, claims or benefits waived in Section 5 hereof.

The waivers and other provisions set forth in this Section 4 and in Section 5 shall be effective notwithstanding the fact that any Loan Party ceases to exist by reason of its liquidation, merger, consolidation, voluntary or involuntary dissolution, or otherwise.

5.Obligations of Guarantors Unconditional; Continuing and Irrevocable Guaranty.

(a)All payments hereunder shall be made free and clear of any and all deductions, withholdings and setoffs, including, without limitation, any and all deductions, withholdings and setoffs on account of taxes.  The liability of each Guarantor hereunder is independent of and not in consideration of or contingent upon the liability of any Loan Party to any Secured Party, and a separate action or actions may be brought and prosecuted against any Guarantor, whether or not any action is brought or prosecuted against any other Loan Party and regardless of whether any other Loan Party is joined in any such action or actions.  This Agreement shall be construed as a continuing, absolute and unconditional guaranty of payment (and not merely of collection) without regard to:

(i)the legality, validity or enforceability of the Credit Agreement, any other Loan Document, any Secured Hedge Agreement, any Secured Cash Management Agreement or any of the other Guaranteed Obligations, any lien of any Secured Party on any item of Collateral or any other guaranty;

(ii)any defense (other than payment), deduction (including, without limitation, deductions for taxes), withholding, setoff or counterclaim that may now or at any time hereafter be available to the Borrower, any Guarantor or other obligor against, and any right of setoff at any time held by, any Secured Party;

(iii)any claims arising out of or relating to any amendment (including, without limitation, amendments which increase the amount of loans, other financial accommodations or commitments made or available to the Borrower thereunder), extension or other modification of the Credit Agreement, any other Loan Document, any Secured Hedge Agreement or any Secured Cash Management Agreement, and each Guarantor acknowledges and agrees that the Secured Parties shall be entitled to amend, extend, forbear under, waive any Default or Event of Default or take any other action deemed advisable in the sole discretion of the Secured Parties with respect to the Credit

Agreement, the other Loan Documents, the Secured Hedge Agreements and the Secured Cash Management Agreements; or

(iv)any other circumstance whatsoever, legal or equitable, with or without notice to or knowledge of any Guarantor, whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of or defense to payment available to the Borrower, any Guarantor or other obligor under the Credit Agreement, any other Loan Documents, any Secured Hedge Agreement or any Secured Cash Management Agreement or under applicable Law, including any Debtor Relief Laws, or in any other instance.

Any payment or other circumstance that operates to toll any statute of limitations applicable to any Guaranteed Obligations shall also operate to toll the statute of limitations applicable to any Guarantor.  The obligations of each Guarantor under this Agreement shall not be affected by any action taken under any Guaranteed Obligation in the exercise of any right or remedy therein conferred, or by any failure or omission on the part of any Secured Party to enforce any right given thereunder or hereunder or any remedy conferred thereby or hereby, or by any release of any security or any other guaranty at any time existing for the benefit of any Guaranteed Obligation, or by the merger or consolidation of any Loan Party, or by the sale, lease or transfer by any Loan Party to any Person of any or all of its properties.

(b)This is a continuing guaranty of the Guaranteed Obligations and may not be revoked and shall not otherwise terminate until the date on which the Guaranteed Obligations have been paid and performed in full, and until the obligations of the Lenders to make loans and extend other financial accommodations under the Credit Agreement shall have terminated.

(c)(1)Each Guarantor represents and warrants to the Lenders and the Administrative Agent that it is in the best interests of such Guarantor to enter into this Agreement inasmuch as the Guarantor will derive, as a result of proceeds of the loans and other financial accommodations being made available under the Credit Agreement for working capital and other financing needs of the Borrower and its Subsidiaries, substantial direct and indirect benefits from the loans made and other financial accommodations extended from time to time to the Borrower by the Lenders pursuant to the Credit Agreement, and each Guarantor agrees that the Administrative Agent and the Lenders are relying on this representation in agreeing to make such loans and extend such other financial accommodations to the Borrower.

(2)The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Guaranteed Obligations, each other Guarantor (as the case may be) shall, on demand of such Excess Funding Guarantor, pay to such Excess Funding Guarantor an amount equal to such Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations.

(3) For purposes of this Agreement, (i) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations, and (iii) “Pro Rata Share” means, for any Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Guarantor exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been Guaranteed by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents) of all of the Guarantors, determined (A) with respect to any Guarantor that is a party hereto on the Closing Date, as of the Closing Date, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder.

6.Subordination of Claims of Guarantors; Waiver of Subrogation and Certain Other Rights.  Any claims against any Loan Party to which any Guarantor may be or become entitled (including, without limitation, claims by subrogation or otherwise by reason of any payment or performance by such Guarantor in satisfaction and discharge, in whole or in part, of its obligations under this Agreement) shall be and hereby are made subject and subordinate to the prior payment in full and performance in full of the Guaranteed Obligations (in each case, other than contingent obligations not then due and payable).  WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR WAIVES ANY AND ALL RIGHTS OF SUBROGATION, INDEMNITY, CONTRIBUTION OR REIMBURSEMENT, AND ANY AND ALL BENEFITS OF AND RIGHT TO ENFORCE ANY POWER, RIGHT OR REMEDY THAT THE SECURED PARTIES MAY NOW OR HEREAFTER HAVE IN RESPECT OF THE GUARANTEED OBLIGATIONS AGAINST ANY LOAN PARTY OR OTHER OBLIGOR, ANY AND ALL BENEFITS OF AND RIGHTS TO PARTICIPATE IN ANY COLLATERAL, NOW OR HEREAFTER HELD BY THE SECURED PARTIES, AND ANY AND ALL OTHER RIGHTS AND CLAIMS (AS DEFINED IN THE BANKRUPTCY CODE OF THE UNITED STATES) THAT ANY GUARANTOR MAY HAVE AGAINST ANY SECURED PARTY, ANY OTHER LOAN PARTY OR ANY OTHER OBLIGOR, UNDER APPLICABLE LAW OR OTHERWISE, AT LAW OR IN EQUITY, BY REASON OF ANY PAYMENT HEREUNDER OR OTHERWISE, UNLESS AND UNTIL THE GUARANTEED OBLIGATIONS SHALL HAVE BEEN PAID IN FULL AND PERFORMED IN FULL (OTHER THAN CONTINGENT OBLIGATIONS NOT THEN DUE AND PAYABLE).  Without limitation of the foregoing, each Guarantor shall exercise no voting rights, shall file no claim, shall waive any election pursuant to Section 1111(b) of the Bankruptcy Code of the United States and shall not participate or appear in any bankruptcy or insolvency case or proceeding involving the Borrower with respect to the Guaranteed Obligations, unless and until all of the Guaranteed Obligations shall have been paid in full and performed in full.  If, notwithstanding the foregoing, any amount shall be paid to any Guarantor on account of any such rights at any time, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be held as collateral for or credited and applied in reduction of the Guaranteed Obligations in accordance with the terms of the Credit Agreement.

7.Representations and Warranties of Guarantors.  In order to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make the loans and extend the other financial accommodations to the Borrower thereunder, each Guarantor represents and warrants that:

(a)This Agreement constitutes the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforceability of creditors’ rights generally.

(b)Such Guarantor hereby acknowledges that it has reviewed and caused its counsel to review copies of, and is fully familiar with, this Agreement, the Credit Agreement, the other Collateral Documents and each of the other Loan Documents executed and delivered by the Borrower and the other Loan Parties.  Such Guarantor warrants and agrees that each representation, warranty and waiver set forth in this Agreement is made with such Guarantor having full knowledge of its significance and consequences and after having consulted with counsel of its own choosing, and that, under the circumstances, each such representation, warranty and waiver is in the best interests of such Guarantor in furtherance of its business plan, is reasonable and should not be found contrary to public policy or law.

Each Guarantor acknowledges and agrees that any breach of any representation, warranty or covenant of such Guarantor in this Agreement may constitute an Event of Default under the Credit Agreement and under each of the other Loan Documents.

8.Set-off.  In addition to any rights now or hereafter granted under applicable Law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent is hereby authorized, to the extent not prohibited by applicable Law, without prior notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Lenders to or for the credit or the account of any Guarantor, against and on account of the obligations and liabilities of any Guarantor to the Administrative Agent under this Agreement then due and payable, irrespective of whether the Lenders shall have made any demand hereunder.  The Administrative Agent agrees to promptly notify such Guarantor after any such set-off and application, provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

9.Reinstatement.  This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by the Secured Parties in respect of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Secured Parties upon the insolvency, bankruptcy, dissolution (voluntary or involuntary), liquidation or reorganization of the Borrower, any Guarantor or any other Loan Party, or upon the appointment of an intervenor, receiver or conservator of, or trustee or similar official for, the Borrower, any Guarantor or any other Loan Party, or any substantial part of any of their respective properties, or otherwise, all as though said payments had not been made.

10.Notices.  All notices and other communications to the Guarantors or the Administrative Agent hereunder shall be in writing and as specified in Section 10.02 of the Credit Agreement.

11.Miscellaneous; Successors; Counterparts; Severability.

(a)This Agreement shall inure to the benefit of and be binding upon the Secured Parties and the Guarantors and their respective successors and assigns.  In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.  References herein to this “Agreement” shall be deemed references to this Agreement as amended, modified and/or supplemented from time to time.

(b)All covenants under this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant, by any exception thereto, or otherwise within the limitations thereof, shall not avoid the occurrence of a Default or Event of Default if such action is taken or such condition exists.

(c)None of the parties to this Agreement shall be deemed to be the drafter of this Agreement, and this Agreement shall not be interpreted in favor of or against any party hereto on such basis.

12.To the fullest extent permitted by applicable Law, each party hereto shall not assert, and hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any Letter of Credit or the use of proceeds thereof.

13.Governing Law; Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial.

(a)GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)SUBMISSION TO JURISDICTION.  EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

(c)WAIVER OF VENUE.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR

INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

14.Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 14 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 14, or otherwise under this Agreement, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until payment in full of the Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 14 constitute, and this Section 14 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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IN WITNESS WHEREOF, the parties have executed this Guaranty Agreement as a sealed instrument as of the date first above written.

CAMBIUM LEARNING GROUP, INC.

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

EXPLORELEARNING, LLC

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

KURZWEIL EDUCATION, INC.

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

LAZEL, INC.

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

LEARNING A-Z, LLC

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

[Signatures continue]

[Signature Page to Guaranty Agreement]

VOYAGER SOPRIS LEARNING, INC.

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

VSS-CAMBIUM HOLDINGS II CORP.

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

VSS-CAMBIUM HOLDINGS IV, LLC

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

[Signature Page to Guaranty Agreement]

Acknowledged and agreed to as of the date first above written.

ADMINISTRATIVE AGENT:

WEBSTER BANK, N.A.

By:_ /s/ Andre Paquette

Name:  Andre Paquette
Title:  Senior Vice President

[Signature Page to Guaranty Agreement]